SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2006

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On March 21, 2006, PhytoMedical Technologies, Inc. issued a news release to announce that it recently has extended the term and scope of its three-way Cooperative Research and Development Agreement (CRADA) with Iowa State University (ISU) and the USDA's Agricultural Research Service (ARS) so as to allow the Company to accelerate its research plans for the development of a new compound for the treatment of type-2 diabetes.  This news release, dated March 21, 2006, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated March 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: March 27, 2006

 EXHIBIT 99.1

PhytoMedical Enters Into Expanded Collaborative Agreement For Type-2 Diabetes Compound.

PhytoMedical to expand scientific team to accelerate pace and scope of research; Compounds that improve insulin sensitivity could also improve Alzheimer’s disease.

Vancouver, BC – March 21, 2006 – PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6) today announced that it recently has extended the term and scope of its three-way Cooperative Research and Development Agreement (CRADA) with Iowa State University (ISU) and the USDA's Agricultural Research Service (ARS) so as to allow the Company to accelerate its research plans for the development of a new compound for the treatment of type-2 diabetes.

“Our expanded CRADA is an important step in accelerating the level of our research activities and reflects the confidence that we have in the potential of our science and our scientific team,” states Mr. Harmel S. Rayat, President and CEO of PhytoMedical Technologies.

“The decision to enter into this new agreement was based on the progress of our current research, which has been focused on synthesizing certain insulin enhancing or mimetic polyphenolic compounds that improve insulin function by a factor of 20 in laboratory tests. An insulin mimetic is a substance that has cellular effects similar to insulin itself, which is why these same compounds have been shown to significantly reduce blood sugar levels, triglycerides (fatty acids in blood) and LDL (or “bad”) cholesterol in a published study of type-2 diabetes patients.

“Pursuant to our expanded CRADA,” Mr. Rayat continued, “We will be increasing the size of our research team so as to not only accelerate our existing research activities, but also to expand the scope of those activities to study the possible applicability of our compounds to Alzheimer’s disease.”

In addition to being associated with diabetes, insulin function, or the lack thereof, is now known to be linked with a number of other ailments, including Alzheimer’s disease. In fact, insulin and the cells that process it in the brain drop sharply in the early stages of Alzheimer’s disease and continue to decline as the disease progresses and becomes more severe. At the most advanced stage of Alzheimer’s, a recent study published in the Journal of Alzheimer’s disease showed that insulin receptors were 80 percent lower than in a normal brain.

Since 1980, the number of Americans with Alzheimer’s disease has more than doubled, and now affects one in every ten Americans over the age of 65. Alzheimer's disease is a progressive, neurodegenerative disease that occurs in the brain and afflicts an estimated 4.5 million Americans.  Ranked among the top ten causes of death in the United States, Alzheimer’s is now the third most expensive disease to treat in the U.S., with the direct and indirect costs of caring for individuals with Alzheimer’s disease exceeding $100 billion according to the National Institute of Aging.

Mr. Rayat concludes, “Since the polyphenolic compounds we’re synthesizing for type-2 diabetes sufferers improve insulin sensitivity, it’s possible that these same compounds could potentially improve or prevent Alzheimer’s disease. Our expanded research team will include the expertise and facilities to study the effects of these compounds on the alleviation and prevention of Alzheimer’s disease. As a result, PhytoMedical has the potential of developing two new compounds – one for diabetes and the other for Alzheimer’s disease.”

ABOUT PHYTOMEDICAL TECHNOLOGIES, INC.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association).  The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year – nearly one out of every ten health care dollars spent in the United States.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

A study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.PhytoMedical.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

PhytoMedical Technologies, Inc.

Ms. Karley L. Smith, Shareholder Communications

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com